Universal Phone Books, Inc.
Combined Financial Statements
Year ended September 30, 1998

Contents
Report of Independent Auditors      1

Audited Financial Statements
Combined Balance Sheet              2
Combined Statement of Operations     3
Statement of Combined
   Shareholder's Equity             4
Combined Statement of Cash Flows    5
Notes to Combined
   Financial Statements             6

Report of Ernst & Young LLP, Independent Auditors

The Partners
Universal Phone Books, Inc.

We have audited the accompanying combined balance sheet of Universal Phone Books, Inc., and Universal Phone Books of Jackson, Inc. (the "Company") as of September 30, 1998, and the related combined statements of operations, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the Company at September 30, 1998, and the combined results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.

San Diego, California
December 12, 1998

UNIVERSAL PHONE BOOKS, INC.
Combined Balance Sheet
September 30, 1998
ASSETS

Current assets:
Trade receivables, less allowance for doubtful
   accounts of $746,665                                $ 4,701,617
Note receivable from related party                         500,000
Deferred directory costs                                 2,757,507
Other current assets                                       118,814
                                                       -----------
Total current assets                                     8,077,938
                                                       -----------
Property and equipment, net                                 67,543
                                                       -----------
                                                       $ 8,145,481
                                                       ===========

LIABILITIES AND SHAREHOLDERS' DEFICIT:
Current liabilities:
Bank overdraft                                          $    5,498
Notes payable to bank                                      363,600
Notes payable to shareholders                            2,309,857
Accounts payable                                           428,564
Salaries and benefits payable                              406,281
Customer deposits                                        4,601,698
Other accrued liabilities                                   64,454
                                                       -----------
Total current liabilities                                8,179,952
                                                       ===========

Shareholders' deficit
Universal Phone Books, Inc.
   Common stock, $1 par  value,
      300,000 shares authorized,
      154,523 shares issued and
      outstanding at September 30, 1998                    154,523
   Accumulated deficit                                  (1,337,558)
Universal Phone Books of Jackson, Inc.
   Common stock, no par value,
      60,000 shares authorized,
      12,265 shares issued and
      outstanding at September 30, 1998                     12,265
   Retained earnings                                     1,136,299
                                                       -----------
Total shareholders' deficit                                (34,471)
                                                       -----------
Total liabilities and shareholders' deficit            $ 8,145,481
                                                       ===========

See accompanying notes.


UNIVERSAL PHONE BOOKS, INC.
Combined Statement of Operations
Year ended September 30, 1998

Net revenues                                           $ 7,143,230
Cost of revenues                                         2,133,747
                                                       -----------
Gross profit                                             5,009,483
                                                       -----------
Operating expenses:
   Sales and marketing                                   1,434,193
   General and administrative                            1,975,716
   Profit sharing expenses                                 198,622
                                                       -----------
Total operating expenses                                 3,608,531
                                                       -----------
Income from operations                                   1,400,952
                                                       -----------

Other income, net                                           70,350
Interest expense                                          (310,255)
                                                       -----------
Income before state income taxes                         1,161,047
Provision for income taxes                                  63,700
                                                       -----------
Net income                                             $ 1,097,347
                                                       ===========

See accompanying notes.

UNIVERSAL PHONE BOOKS, INC.
Combined Statement of Shareholders' Deficit
Year ended September 30, 1998

                                         Universal Phone Books, Inc.
                                     Common stock
                                   -----------------          Accumulated
                                   Shares     Amount            Deficit
                                   --------------------------------------
Balance at September 30, 1997      154,523  $154,523          $(2,060,719)

Net income                               -         -              723,161
                                   --------------------------------------
Balance at September 30, 1998      154,523  $154,523          $(1,337,558)
                                   ======================================

                                    Universal Phone Books of Jackson, Inc.
                                     Common stock
                                    -----------------            Retained
                                    Shares     Amount            Earnings
                                    -------------------------------------
Balance at September 30, 1997       12,265   $  12,265        $ 1,130,063

Dividends                                -           -           (367,950)
Net income                               -           -            374,186
                                    -------------------------------------
Balance at September 30, 1998       12,265   $  12,265        $ 1,136,299
                                   ======================================

See accompanying notes.

UNIVERSAL PHONE BOOKS, INC.
Combined Statement of Cash Flows
Year ended September 30, 1998
OPERATING ACTIVITIES
Net income                                                   $  1,097,347
Adjustments to reconcile net
      income to net cash provided by
      operating activities:
Depreciation                                                       39,645
Loss on sales of assets                                            11,915

Changes in operating assets and liabilities:
Accounts receivable                                               (90,916)
Deferred expenses                                                (755,379)
Accounts payable                                                  338,600
Deferred revenue                                                   80,194
Accrued salaries and benefits                                     345,954
Accrued commissions                                                19,837
Other assets and liabilities                                      (38,836)
                                                                ---------
Net cash provided by operating activities                       1,048,361

INVESTING ACTIVITIES
Purchase of property and equipment                                 (3,999)
                                                                ---------
Net cash used by investing activities                              (3,999)

FINANCING ACTIVITIES
Repayment of shareholders notes                                  (421,682)
Dividends paid                                                   (367,950)
Repayments on bank debt                                          (237,400)
                                                                ---------
Net cash used in financing activities                          (1,027,032)

Net decrease in cash and cash equivalents                          17,330
Net overdraft at the beginning of year                            (22,828)
                                                                ---------
Net overdraft at the end of year                              $    (5,498)
                                                                =========
Supplemental disclosures of cash flow Information:
Interest paid                                                 $   110,501
                                                                =========

See accompanying notes.

UNIVERSAL PHONE BOOKS, INC.

Notes to Combined Financial Statements

1.  Summary of Significant Accounting Policies

Organization, Business Activities and Basis of Presentation

Universal Phone Books, Inc. (the "Company") was incorporated in 1989, and publishes and distributes local yellow page directories in Lansing, Ann Arbor and Saginaw, Michigan. Included in the Company's financial statements are financial statements of Universal Phone Books of Jackson, Inc. ("Jackson, Inc.") which was incorporated in 1991. Jackson Inc. distributes a local yellow page directory in Jackson, Michigan.

The Company and Jackson, Inc. are managed and owned by three shareholders whose interests are substantially the same in each company. The accompanying combined financial statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of TransWestern Publishing LLC.

Principles of Combination

These combined financial statements include the accounts of the Company and Jackson Inc. All intercompany accounts and transactions have been eliminated in combination.

Revenue Recognition, Deferred Directory Cost and Customer Deposits

Revenues from the sales of advertising placed in each directory are recognized upon the distribution of directories in their individual market areas. Advance payments received for directory advertising are shown as customer deposits in the accompanying balance sheet. Expenditures directly related to sales, production, printing and distribution of directories are capitalized as deferred directory costs and matched against related revenues upon distribution of the related directories.

Concentration of Credit Risk

The Company is subject to a concentration of credit risk as revenues are within four major market areas in South Central Michigan. In addition, credit losses have represented a cost of doing business due to the nature of the customer base (predominately small businesses) and the use of extended credit terms.

The Company establishes a bad debt reserve based on the historical experience in each market area. Actual write-offs are recorded against the allowance when management determines that an account is uncollectible. In general, management declares an account uncollectible if a company has entered bankruptcy, discontinued its operations, or fails to renew an advertisement in the following year's directory.

Property and Equipment

Property and equipment is carried at cost, less depreciation and is depreciated using the straight-line method over the estimated useful lives of the assets (five to seven years).

Income Taxes

The Company has elected S-Corporation status for federal and state income tax purposes. Accordingly, the income for the Company is included in the tax returns of the shareholders and no provision for federal and state income taxes was made in the accompanying statement of operations other than the single business tax imposed on S-Corporations by Michigan.

Fair Values of Financial Instruments

The Company believes that the carrying amounts of its financial instruments approximate their fair market values due to their short-term nature.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions about the future that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

3.  Note Receivable From Related Party

The Company has a note receivable amounting to $500,000 from a commercial finance entity in which a shareholder of the Company is a shareholder of the debtor. The principal amount is due December 31, 1998, with annual interest of 12%, payable quarterly. Accrued interest of $15,000 is included in the accompanying balance sheet.

4.  Financial Statement Details

Property and equipment consist of the following at September 30, 1998:
Computer equipment                 $  233,827
Office equipment                       34,981
                                   ----------
                                      268,808
Less accumulated depreciation        (201,265)
                                   ----------
                                   $   67,543

Other assets consist of the following at September 30, 1998:
Tax deposits                       $  103,461
Interest receivable                    15,000
Other                                     353
                                   ----------
                                   $  118,814

5.  Notes Payable to Banks

The Company has a note payable to two banks with aggregate principal balances of $363,600. The notes have interest rates of 6.25% ad 8.00% per annum and are collateralized by the accounts receivable of the Company. The entire principal balances are due within one year.

6.   Notes Payable to Shareholders

The Company has various notes payable to two shareholders with aggregate principal balances of $2,309,857 which are due on demand. The notes bear interest at rates ranging from 8.25% to 9.00% per annum.

7.  Lease Commitments

The Company leases office facilities throughout Michigan under operating leases with remaining terms ranging from three to four years. Total rent expense for the year ended September 30,1998 was $25,550. Annual minimum lease payments due under these leases at September 30, 1998 are:

  1999  $ 38,652
  2000    40,224
  2001    41,796
  2002    21,600
         -------
        $142,272
         =======

 8.  Profit Sharing Plan

The Company has established a Profit Sharing Plan and Trust whereby employees may contribute up to 25% of their salary on an annual basis. The Company matches up to 25% of the employees' contribution and the Company's portion for the year ended September 30, 1998 totaled $207,743.

9.  Year 2000 (Unaudited)

Many currently installed computer systems and software products are coded to accept only two-digit entries in the date code field. Beginning in the year 2000, these date code fields will need to accept four-digit entries to distinguish 21st century dates from 20th century dates. As a result, in approximately one year, computer systems and/or software used by many companies may need to be upgraded to comply with such "Year 2000" requirements.

The Company recognizes the need to ensure that its operations will not be adversely impacted by the Year 2000 issue on a going concern basis. However, as the Company sold substantially all of its net assets and operations subsequent to year end (see Note 10), implementation of Year 2000 modifications will be accomplished by TransWestern Publishing LLC.

10.  Subsequent Events

On November 30, 1998, substantially all the assets of the Company were purchased by TransWestern Publishing LLC for cash of approximately $13.9 million and a $2.0 million promissory note subject to adjustment based on operating results of certain directories over an 18 month period.